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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         March 23, 2000
                         Date of Report
               (Date of Earliest Event Reported)

                       CAPITAL GROWTH, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-24138-D              87-0463772
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                      55 West 200 North
                         Provo, Utah 84601
            (Address of Principal Executive Offices)

                        (801) 377-1758
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          See Item 7, Exhibits.

Item 2.   Acquisition or Disposition of Assets.

          See Item 7, Exhibits.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

         On March 21, 2000, the Company signed a Letter of Intent providing for the execution and consummation of a formal agreement (the "Plan") between the Company and Imagenetix, Inc. ("Imagenetix") pursuant to which the Company will acquire 100% of the issued and outstanding common stock of Imagenetix in exchange for 7,975,000 shares of "unregistered" and "restricted" shares of the Company's common stock.

          No assurance can be given that the Plan will be completed as contemplated.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          2 Letter of Intent signed as of March 21, 2000, regarding proposed reorganization

         99                   Press Release regarding same dated March 22,
                              2000

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAPITAL GROWTH, INC.

Date: 3/23/2000               By:/s/ David N. Nemelka
                              --------------------------------------
                              David N. Nemelka
                              Sole Officer and Director